Exhibit 99.4

CRITICARE SYSTEMS, INC.
RESTRICTED STOCK GRANT AGREEMENT
(Grant No. _________)

THIS RESTRICTED STOCK GRANT AGREEMENT dated as of _____________, 200__ (the "Grant Date"), is between __________________ ("Grantee") and CRITICARE SYSTEMS, INC., a Delaware corporation (the "Company").

RECITALS

A.  The Company adopted the Criticare Systems, Inc. 2003 Stock Option Plan (the "Plan"), which was approved by its Board of Directors (the "Board") and stockholders effective November 14, 2003 and amended effective December 1, 2005. The Plan is administered by the Compensation Committee of the Board.

B.  The Administrator has designated Grantee as a participant in the Plan.

C.  Pursuant to the Plan, Grantee and the Company desire to enter into this Agreement setting forth the terms and conditions of the following restricted stock grant to Grantee under the Plan.

AGREEMENTS

Grantee and the Company agree as follows:

1.  Grant of Restricted Shares. The Company hereby grants and issues _____ shares (the "Restricted Shares") of the Company's common stock, par value $0.04 per share (the "Common Stock") to Grantee, in accordance with this Agreement and the Plan. Promptly following the execution and delivery of this Agreement by Grantee, the Company shall cause a certificate for the Restricted Shares to be delivered to Grantee containing the legend set forth in Section 7 below.

2.  Vesting and Forfeiture of Restricted Shares.

    (a)  General Vesting. Subject to the forfeiture provisions of Section 2(b), all of the Restricted Shares shall vest on the _____ anniversary date of the Grant Date (the "Vesting Date"). All Restricted Shares which shall have vested are referred to herein as "Vested Shares." All Restricted Shares which are not vested are referred to herein as "Unvested Shares." Upon vesting, the Restricted Shares shall no longer be subject to forfeiture pursuant to Section 2(b) of this Agreement.

    (b)  Forfeiture. The Unvested Shares shall immediately be forfeited to the Company if, prior to the Vesting Date, the Grantee's employment with the Company terminates for any reason, subject to the discretion of the Administrator to waive forfeiture as provided in the Plan. Upon any forfeiture of the Restricted Shares pursuant to this Section 2(b), Grantee shall have no rights as a holder of such Restricted Shares and such Restricted Shares shall be deemed transferred to the Company, and the Company shall be deemed the owner and holder of such shares.

3.  Shareholder Rights. Regardless of whether the Restricted Shares are considered Unvested Shares under the terms of this Agreement, Grantee shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Restricted Shares.

4.  Restrictions on Transfer. Grantee shall not sell, assign, transfer, pledge, encumber or dispose of all or any of his or her Restricted Shares, either voluntarily or by operation of law, at any time prior to the Vesting Date. Any attempted transfer of any Restricted Shares in violation of this Section 4 shall be invalid and of no effect.

       5.  Taxes.

            (a)  The Company's obligation to deliver the Restricted Shares to Grantee shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements ("Withholding Taxes"). Grantee has reviewed with Grantee's own tax advisors the federal, state and local tax consequences of this investment and the transactions contemplated by this Agreement. Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Grantee understands that Grantee (and not the Company) shall be responsible for Grantee's own tax liability that may arise as a result of the transactions contemplated by this Agreement.

    (b)  GRANTEE ACKNOWLEDGES THAT HE OR SHE HAS BEEN INFORMED THAT GRANTEE MUST DECIDE WHETHER OR NOT TO MAKE AN ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, WITH RESPECT TO THE RESTRICTED SHARES AND THAT GRANTEE IS SOLELY RESPONSIBLE FOR MAKING OR NOT MAKING A TIMELY SECTION 83(b) ELECTION (AND OBTAINING TAX ADVICE CONCERNING WHETHER AND HOW TO MAKE SUCH ELECTION). Grantee hereby agrees to deliver to the Company a signed copy of any document he or she may execute and file with the Internal Revenue Service evidencing a section 83(b) Election, and to deliver such copy to the Company prior to, or promptly upon, such filing, accompanied by a cash payment in the amount the Company anticipates is required to fulfill the Withholding Taxes.

            (c)  Grantee agrees to promptly make a cash payment to the Company of any Withholding Taxes to the Company when due. Grantee further agrees that the Company may withhold from Grantee's wages or other remuneration the appropriate amount of Withholding Taxes (to the extent not covered by Grantee's cash payment to the Company). Grantee further agrees that, if the Company does not withhold an amount from Grantee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, Grantee will make reimbursement on demand, in cash, for the amount underwithheld.

6.  Adjustments for Stock Splits, Stock Dividends, Etc. If from time to time during the term of this Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock, any and all new, substituted or additional securities to which Grantee is entitled by reason of his or her ownership of the Restricted Shares shall be immediately subject to the forfeiture and other provisions of this Agreement in the same manner and to the same extent as the Restricted Shares. If the Restricted Shares are converted into or exchanged for, or shareholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Restricted Shares.

7.  Legend. The share certificate evidencing the Restricted Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal or state securities laws) and the Company may issue stop-transfer instructions with its transfer agent in connection with such legend:

                     "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE CRITICARE SYSTEMS, INC. 2003 STOCK OPTION PLAN AND A RESTRICTED STOCK GRANT AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE OFFICES OF CRITICARE SYSTEMS, INC., 20925 CROSSROADS CIRCLE, SUITE 100, WAUKESHA, WISCONSIN 53186."

                     The legend set forth above shall be removed from the certificates evidencing the Restricted Shares upon the Vesting Date unless such Restricted Shares have been forfeited prior to the Vesting Date pursuant to Section 3 above.

       8.  Addresses. All notices or statements required to be given to either party hereto shall be in writing and shall be personally delivered or sent, in the case of the Company, to its principal business office and, in the case of Grantee, to Grantee's address as is shown on the records of the Company or to such address as Grantee designates in writing. Notice of any change of address shall be sent to the other party by registered or certified mail. It shall be conclusively presumed that any notice or statement properly addressed and mailed bearing the required postage stamps has been delivered to the party to which it is addressed.

9.  Service Provider Relationship. Nothing in this Agreement or in the Plan shall limit the right of the Company or any parent or subsidiary of the Company to terminate Grantee's employment or other form of service relationship or otherwise impose any obligation to employ and/or retain Grantee as a service provider.

10.  Governing Law. This Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Wisconsin.

11.  Provisions Consistent with Plan. This Agreement is intended to be construed to be consistent with, and is subject to, all applicable provisions of the Plan, which is incorporated herein by reference. In the event of a conflict between the provisions of this Agreement and the Plan, the provisions of the Plan shall prevail.

_______________________________________
[Name of Grantee]

CRITICARE SYSTEMS, INC.

BY____________________________________

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